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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 31, 2001



                            FIRST INDIANA CORPORATION
             (Exact name of registrant as specified in its charter)


           Indiana                   0-14354              35-1692825
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(State or jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)   File Number)           Identification No.)


        135 N. Pennsylvania Street, Suite 2800
                Indianapolis, Indiana                              46204
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       (Address of principal executive offices)                  (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 269-1200


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On July 31, 2001, First Indiana Corporation (First Indiana) announced the approval by the Federal Reserve Board of First Indiana's application to become a national bank holding company and the Office of the Comptroller of the Currency's approval of the conversion of First Indiana Bank from a federal savings bank to a national bank. Both changes become effective August 1, 2001.

         Pursuant to General Instruction F to Form 8-K, the press release issued July 31, 2001 concerning this announcement is incorporated herein by reference and is attached hereto as Exhibit 20.


Item 5.  Other Events

         (c) Exhibits

                  Exhibit No.        Exhibit
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                  20                 Press Release dated July 31, 2001




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                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  FIRST INDIANA CORPORATION




Date: July 31, 2001            By:      /s/ William J. Brunner
                                       -------------------------------------
                                            William J. Brunner
                                            Vice President / Treasurer